SUMMARY PROSPECTUS

FEBRUARY 28, 2019

AIG FOCUSED ALPHA LARGE-CAP FUND

(CLASS A, CLASS C AND CLASS W SHARES)

The Fund's Statutory Prospectus and Statement of Additional Information, each dated February 28, 2019, as amended and supplemented from time to time, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund's Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Statutory Prospectus and the above incorporated information online at http://aigfunds.onlineprospectus.net/AIGFunds/FundDocuments/index.html. You can also get this information at no cost by calling (800) 858-8850, by sending an e-mail request to mutualfundinquiry@aig.com or by writing to the Trust at AIG Fund Services, Inc., Mutual Fund Operations, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the Fund electronically by calling 800-858-8850 or contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. If your account is held directly at the Fund, you can inform the Fund that you wish to receive paper copies of reports by calling 800-858-8850. If your account is held through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive paper will apply to all AIG Funds in which you are invested and may apply to all funds held with your financial intermediary.

The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Summary Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal

The investment goal of the AIG Focused Alpha Large-Cap Fund (the "Fund") is growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class W shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the AIG fund complex. More information about these and other discounts is available from your financial professional and in the "Shareholder Account Information-Sales Charge Reductions and Waivers" section on page 14 of the Fund's Prospectus, in the "Financial Intermediary-Specific Sales Charge Waiver Policies" section on page A-1 of the Fund's Prospectus and in the "Additional Information Regarding Purchase of Shares" section on page 54 of the Fund's statement of additional information.

SunAmerica Specialty Series

AIG FOCUSED ALPHA LARGE-CAP FUND

	Class A	Class C	Class W
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Maximum Account Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	None
Other Expenses	0.30%	0.33%	0.52%
Total Annual Fund Operating Expenses	1.65%	2.33%	1.52%

(1)  Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge ("CDSC") on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 13-15 of the Prospectus for more information about the CDSCs.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class W shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AIG Focused Alpha Large-Cap Fund
Class A shares	$733	$1,065	$1,420	$2,417
Class C shares	336	727	1,245	2,666
Class W shares	155	480	829	1,813

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
AIG Focused Alpha Large-Cap Fund
Class A shares	$733	$1,065	$1,420	$2,417
Class C shares	236	727	1,245	2,666
Class W shares	155	480	829	1,813

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 65% of the average value of its portfolio.

SunAmerica Specialty Series

AIG FOCUSED ALPHA LARGE-CAP FUND

Principal Investment Strategies and Techniques of the Fund

The Fund's principal investment strategies are growth, value and "focused." The growth-oriented philosophy to which the Fund partly subscribes — that of investing in securities believed to offer the potential for growth of capital — focuses on securities considered to have, among other factors, the potential for above-average earnings growth; to offer proven or unique products or services; or to operate in industries experiencing increasing demand. The value-oriented philosophy to which the Fund partly subscribes is that of investing in securities believed to be undervalued in the market. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have attractive valuations (e.g., as measured by low price-earnings ratios) and that may have generally been overlooked by the market. A focused strategy is one in which an investment adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers' "highest confidence" stocks exceeds that of their more diversified portfolios.

The Fund is managed by two subadvisers, one manages the large-cap growth portion of the Fund and the other manages the large-cap value portion of the Fund. Each subadviser may emphasize either a growth or a value orientation, respectively, or a core orientation (i.e., stocks with both growth and value characteristics) at any particular time. Each subadviser will generally invest in approximately 10 to 20 securities, and the Fund will hold up to a total of 40 securities. Examples of when the Fund may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including where a new subadviser is selected to manage the Fund or a portion of the Fund's assets.

The Fund will invest approximately 50% of its assets in the large-cap growth portion of the Fund and 50% of its assets in the large-cap value portion of the Fund. These percentages reflect the projected asset allocations under normal market conditions and may be rebalanced from time to time.

The principal investment technique of the Fund is active trading of equity securities to achieve a blend of growth companies, value companies and companies that have elements of growth and value, issued by large-cap companies that offer the potential for growth of capital. Although the Fund will invest primarily in U.S. markets, each subadviser may invest in foreign securities, including securities of companies in emerging markets. The subadviser to the large-cap growth portion of the Fund will invest in companies primarily selected on the basis of company fundamentals, but may also consider macroeconomic and other factors. The subadviser to the large-cap value portion of the Fund will invest in companies primarily selected by utilizing a proprietary quantitative model combined with fundamental analysis. Under normal market conditions, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in large-cap companies.

Large-cap companies will generally include companies whose market capitalizations at the time of purchase are equal to or greater than the median market capitalization of companies in the Russell 1000® Index. For the most recent annual reconstitution published as of May 11, 2018, the market capitalization range of companies in the Russell 1000® Index was approximately $2.5 billion to $926.9 billion, and the median market capitalization was approximately $10.5 billion. The market capitalizations of companies in the Fund's portfolio and the Russell 1000® Index change over time. Companies that fall outside this definition of large-cap companies after the Fund has purchased their securities will continue to be considered large-cap companies for purposes of the Fund's 80% investment policy; however, additional purchases of these companies will not qualify as such unless, at the time of purchase, the company is able to satisfy this definition.

The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval. Shareholders will receive at least sixty (60) days' notice of any change to the 80% investment policy set forth above.

Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund's investment goal will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.

SunAmerica Specialty Series

AIG FOCUSED ALPHA LARGE-CAP FUND

The principal risks of the Fund are:

Stock Market Volatility and Securities Selection. The Fund invests primarily in equity securities. As with any fund that invests in equity securities, the value of your investment in the Fund may fluctuate in response to stock market movements. Additionally, growth stocks can be volatile for several reasons. In particular, since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Growth stocks also normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded. When investing in value stocks which are believed to be undervalued in the market, there is a risk that the market may not recognize a security's intrinsic value for a long period of time, or that a stock judged to be undervalued may actually be appropriately priced. In addition, individual stocks selected for the Fund may underperform the market generally.

Non-Diversification. The Fund is non-diversified, which means it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By investing in a smaller number of stocks, the Fund's risk is increased because the effect of each stock on the Fund's performance is greater.

Foreign Exposure and Currency Volatility. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets. Emerging markets are riskier than developed markets and investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Active Trading. As part of the Fund's principal investment technique, the Fund may engage in active trading of its portfolio securities. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund's performance. During periods of increased market volatility, active trading may be more pronounced.

Performance Information

The following bar chart illustrates the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year, and the table compares the Fund's average annual returns, before and after taxes, to those of the Russell 1000® Index, a broad measure of market performance. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's performance can be obtained by visiting www.aig.com/funds or can be obtained by phone at 800-858-8850 ext. 6003.

The Fund acquired the assets and assumed the liabilities of the SunAmerica Focused Alpha Large-Cap Fund, Inc. (the "Predecessor Fund"), a closed-end investment company also advised by SunAmerica, in a reorganization that occurred on January 23, 2012 (the "Reorganization"). Prior to the Reorganization, the Fund had no operating history and it therefore carried forward the performance and accounting history of the Predecessor Fund, which had a fiscal year end of December 31. Accordingly, the Fund's performance information in the bar chart and table for periods prior to the Reorganization is based on that of the Predecessor Fund. The Predecessor Fund's operating expenses were lower than those of the Fund. If the Fund's higher operating expenses were applied to the performance for the period prior to the Reorganization, the performance quoted in the bar chart and table would have been lower. In addition, the Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund.

SunAmerica Specialty Series

AIG FOCUSED ALPHA LARGE-CAP FUND

During the period shown in the bar chart, the highest return for a quarter was 20.69% (quarter ended March 31, 2012) and the lowest return for a quarter was -19.07% (quarter ended September 30, 2011).

Average Annual Total Returns (as of the periods ended December 31, 2018)

	One Year	Five Years	Ten Years	Inception (1/24/12)
Class C	-4.50%	7.74%	N/A	12.27%
Class W	-2.96%	8.58%	N/A	13.17%
Class A	-8.68%	7.17%	13.03%	N/A
Return After Taxes on Distributions (Class A)	-12.45%	4.99%	11.47%	N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class A)	-2.18%	5.50%	10.69%	N/A
Russell 1000® Index	-4.78%	8.21%	13.28%	11.97%

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

Investment Adviser and Subadvisers

The Fund's investment adviser is SunAmerica. The Fund is subadvised by Marsico Capital Management, LLC ("Marsico") and BlackRock Investment Management, LLC ("BlackRock").

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Thomas F. Marsico	2005	Portfolio Manager and Chief Investment Officer (Marsico)
Brandon Geisler	2019	Portfolio Manager and Senior Analyst (Marsico)
Todd Burnside	2017	Director (BlackRock)

SunAmerica Specialty Series

AIG FOCUSED ALPHA LARGE-CAP FUND

Purchase and Sale of Fund Shares

The Fund's initial investment minimums generally are as follows:

Minimum Initial Investment	Class A and Class C Shares • non-retirement account: $500 • retirement account: $250 • dollar cost averaging: $500 to open; you must invest at least $25 a month.	Class W Shares • $50,000
Minimum Subsequent Investment	• non-retirement account: $100 • retirement account: $25	None

You may purchase or sell shares of the Fund each day the New York Stock Exchange is open. You should contact your broker, financial adviser or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 800-858-8850, by regular mail (AIG Funds, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (AIG Funds, 430 West 7th Street, Suite 219186, Kansas City, MO 64105-1407), or via the Internet at www.aig.com/funds.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ALCSP-2/19

SunAmerica Specialty Series

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